                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) November 18, 2002

                       Caribbean Clubs International, Inc.

               (Exact name of Registrant as specified in charter)

            Utah                   333-40954                87-0648148

(State or other jurisdiction    (Commission              (I.R.S. Employer

     of incorporation)           File Number)             Identification No.)

 405 Park Avenue, 10th Floor, New York, New York              10022

   (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code: 212-421-1400.

                          Kinship Systems, Inc.

                         1245 E. Brickyard Rd.

                        Brickyard Tower, #590

                      Salt Lake City, Utah   84106

         (Former name or former address, if changed, since last report)

Member of AICPA Division of Firms

Member of SECPS

#

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

(a) Effective November 18, 2002, Kinship Systems, Inc, a Utah corporation (“Kinship”), entered into a share exchange agreement with Caribbean Clubs International, Inc., a Delaware corporation (“CCI-Delaware”). Pursuant to the agreement, all of the shareholders of CCI-Delaware exchanged their shares for common stock of Kinship on a 1 for 11.8139 ratio (rounded to whole shares). CCI-Delaware also purchased 50,000 shares of Kinship common stock from two of Kinship’s officers for $130,000, which shares were subsequently cancelled by CCI-Delaware. In addition, pursuant to the transaction, the then officers and directors of Kinship resigned and were replaced by the officers and directors of CCI-Delaware as described herein, and Kinship Systems, Inc. changed its name to Caribbean Clubs International, Inc. (“Company”). Thereafter, on November 21, 2002 CCI-Delaware changed its name to CCI Resort Development Corporation, and is a wholly owned subsidiary of the Company. CCI-Delaware was incorporated in the state of Delaware on January 11, 2001.

The share exchange agreement was adopted by the unanimous consent of the Board of Directors of both Kinship and CCI-Delaware. The transaction also was approved by the majority of shareholders of Kinship.

Immediately prior to the share exchange, Kinship had 1,372,750 shares of common stock issued and outstanding (without giving effect to 170,000 of the Company’s common shares issued to a finder as described below and the 50,000 of the Company’s common shares cancelled as described above). In connection with the share exchange, Kinship issued 9,226,656 shares of its common stock to the shareholders of CCI-Delaware. Upon effectiveness of the share exchange, Kinship had 10,719,411 shares of common stock outstanding.

Prior to the merger, CCI-Delaware had 781,000 shares of common stock issued and outstanding, which were exchanged for 9,226,656 shares of common stock of Kinship.

In connection with the share exchange transaction above, the Company purchased 50,000 shares from paid the sum of $30,000 and issued 170,000 shares of its common stock to a third party finder. In addition, the Company agreed to re-purchase from the finder 20,000 of the originally issued stock at a price per share of $2.50 if the Company does not include, on or before March 1, 2003, the 20,000 shares in a registration statement filed with the Securities and Exchange Commission. In addition, the finder was granted “piggyback” registration rights with respect to a portion of its remaining shares.

The officers and directors of Kinship resigned effective as of the date of the share exchange. Fred W. Jackson, Jr., the chairman of CCI-Delaware, was appointed president and chairman of Kinship, and Mr. Jackson, Mark C. Casolo, and James E. Bishop were appointed directors of the Company (see “Management” below). As of the effective date, the name of Kinship was changed to Caribbean Clubs International, Inc., a Utah corporation. On November 21, 2002, CCI-Delaware changed its name to CCI Resort Development Corporation. The by-laws and certificate of incorporation, as amended, of Kinship will continue without change as the by-laws and certificate of incorporation, as amended, of the Company.

A copy of Share Exchange Agreement is included herein as exhibit to the Form 8-K filed by the Company on December 4, 2002 and is incorporated by reference herein, and foregoing description is qualified in its entirety by the exhibit.

(b) The following table identifies, as of the effective date of the share exchange, the number and percentage of outstanding shares of common stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group. The following information is based upon 10,719,411 shares of common stock of the Company which are issued and outstanding as of effective date of the share exchange. Except as otherwise noted, the address for each person below is 405 Park Avenue, 10th Floor, New York, New York 10022, the address of the Company.

                           Percentage of

      Common Stock

    Common Stock

Beneficially                Beneficially

Name

      Owned(1)

    Owned

Fred W. Jackson, Jr.(2)

       3,544,170

33.1%

Mark C. Casolo(2)(3)

       1,646,580

13.3%

James E. Bishop(2)

     0

  0%

McGinn, Smith & Co., Inc.(4)   1,646,580

13.3%

(officers and directors

 5,190,750

46.4%

as a group – 3 persons)

__________________________________________________________________________

(1). “Beneficial owned" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2). The amount excludes any stock options that may be granted to each such person in connection with a stock option plan to be established by the Company.

(3). The address of Mr. Casolo is 99 Pine Street, Albany New York 12007. Mr. Casolo is Senior Vice-President-Corporate Finance of McGinn, Smith & Co., Inc. The amount of common stock represents stock purchase warrants held by McGinn Smith to acquire 1,646,580 shares of common stock of the Company.

(4). The address of McGinn, Smith & Co., Inc. is 99 Pine Street, Albany New York 12007. The amount represents stock purchase warrants held by McGinn Smith to acquire 1,646,750 shares of common stock of the Company. The term of the warrant is five years, and exercisable at $0.01 per share.

The Company’s offices are located at 405 Park Avenue, 10th Floor, New York, New York, 10022 and its telephone number is 212-421-1400.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration exchanged pursuant to the share exchange agreement was negotiated in an arms length transaction between the parties. In evaluating CCI-Delaware as a candidate for the merger, Kinship considered CCI-Delaware’s plan of operations. Both parties determined the considerations reasonable.

(b) The plan of operations of CCI-Delaware provides for the purchase of resort properties in the Caribbean and the development of a membership sales program

(see "Business" below).

BUSINESS

--------

Background

----------

Caribbean Clubs International, Inc. (“CCI-Delaware”) was incorporated in the State of Delaware on January 11, 2001. Effective November 18, 2002 as described herein, Kinship Systems, Inc., acquired all of the issued and outstanding capital stock of CCI-Delaware. Except as otherwise provided herein, any reference herein to the Company shall mean its wholly owned subsidiary, CCI-Delaware.

The Company’s plan of operation is to acquire and/or manage a network of member only resorts located in the Caribbean. During November 2002, CCI-Delaware completed a private placement of its common stock pursuant to which it sold 411,000 shares of its common stock and received $1,282,570 in gross offering proceeds. The proceeds enabled CCI-Delaware to commence operations which has included: resort review and “due diligence,” the hiring of key personnel, completion of strategic planning, and the steps necessary to commence the acquisition and/or management of its initial properties. The Company will be required to raise additional capital not to exceed $5,500,000 to acquire two resorts currently targeted by management. The Company also will be required to negotiate acceptable owner financing terms with the current property owners. As of this date, the Company has not initiated any funding efforts, although it has preliminarily negotiated the terms of any owner financing with respect to the targeted properties.

The Product

-----------

The Company has developed a unique approach to resort ownership utilizing membership sales to build a repeat customer base that simultaneously, and effectively improves the balance sheet of the company following a property acquisition. Revenues resulting from membership sales are recognized as income which can be utilized to fund operations and reduce debt associated with the resort purchase.  Management believes that, the stability and predictability of the revenue stream generated from membership sales coupled with the unique ability to align a customer to the company, creates an inherent brand value that will allow operating predictability not currently available in the hospitality industry.

Upon the acquisition and/or management of a target property, management will embark upon a sales initiative designed to sell exclusive memberships to its resort properties.  Each property will be located on a tropical Caribbean island and will feature upscale amenities typically expected by its more affluent clientele, while also maintaining a local flavor and uniqueness particular to its island setting.

The Company has structured this unique concept designed to accelerate revenue growth, reduce operating risk, and build brand loyalty by:

*

Acquiring and/or managing boutique style hotels and resorts that have historical operating histories, are immediately accretive to cash flow, and have a clientele which would represent the initial platform of membership sales.

*

Reducing property debt with revenues from membership sales, thereby reducing the leverage of the Company and allowing for strong operating and financial flexibility.

*

Creating brand loyalty through the exclusive association of the membership concept which simultaneously ties vacation planning to the company resorts.

Memberships have been designed to be indicative of not only exclusiveness but to appeal to a creation of value.  A one-time fee initially targeted to be $25,000 will be charged to each member, however, the Company may be required to increase or decrease the membership fee in response to demand.  The Company intends to offer an introductory membership fee for a limited period at a 50% discount to the initially targeted rate. No annual fees will be charged to a member. Each membership will allow the member to stay for a guaranteed minimum of ten nights per year at any Company resort, and may be arranged for use in any combination of nights or resorts.  Additional room nights may be reserved on a space available basis.  Member room rates are expected to range from $259.00 to $729.00 per night depending on the resort, time of season, and room accommodations.  Important to the value formula, each member will receive an annual credit of $500.00 to be applied toward a member’s bill upon his or her first visit annually.  The credit may only be used by the member, is not assignable, and must be used within twelve months of its annual issue date. Memberships may be transferred or assigned to immediate family members, but may not be resold without the approval of the Company.

The Company has identified two resorts located in the Caribbean. With respect to both properties, the Company has conducted limited due diligence and has preliminarily negotiated the acquisition terms with the respective property owners. However, as of this date, the Company does not have a formal agreement to acquire either property. The Company can not guarantee that it will be able to effect a closing of either or both properties. Moreover, the Company may elect to terminate existing negotiations for the properties and may seek other properties to acquire. The inability of the Company to acquire either or both properties may have an adverse impact on its proposed operations and will affect the projections contained herein (See “Risk Factors”). Other properties targeted by the Company also will be resorts with operating histories and existing clientele.

The Company has preliminarily negotiated a purchase price of $8,800,000 for acquisition of one resort which includes a separate restaurant, of which $4,000,000 is payable at closing. The remaining amount ($4,800,000) will be paid pursuant to a promissory note which will provide for; quarterly payments of $250,000 for the first two years, with the balance payable on second anniversary date of closing. Interest on the unpaid principal will accrue at the annual rate of 7%, payable quarterly. The promissory note will be secured in favor of the seller pursuant to a mortgage and lien on the property and assets of the resort.

The Company also has preliminarily negotiated the purchase price of $5,000,000 for the acquisition of the second resort, of which $500,000 is payable upon closing. The remaining amount will be payable pursuant to a promissory note which will provides that; $2,700,000 will be paid in 28 quarterly installments of $123,530.16 (including interest at 7% per annum) beginning March 1, 2003, and $1,800,000 in principal will be paid in 28 quarterly installments of $94,614.37 (including interest at 7% per annum) beginning March 1, 2005. The promissory note will be secured in favor of the seller pursuant to a mortgage and lien on the property and assets of the resort.

As stated above, formal agreements for the acquisition of these resorts have not been entered into by the parties, and the Company can not guarantee that it will successful in acquiring such properties. If the Company is successful in acquiring the properties, the properties will be managed as higher end resorts, and historical clientele of the resorts contacted as the initial focus of membership sales.

The Market

---------

The Company expects to acquire operating properties that have historical cash flow, and to avoid development opportunities that cannot provide an immediate accretion to cash flow.  The typical property will recognize almost eighty percent of its cash flow in the “high season” which begins in November and extends to the beginning of May.  The Caribbean has long been a vacation destination providing easy accessibility and tropical climates.  The typical traveler is from the United States and Europe, and will utilize the tropical weather as an alternative to the winter climates prevailing in their home areas.  Travelers to the Caribbean number in the millions of tourist visits per year with the average stay approximating seven days.

The Company has designed the membership concept around two inherent qualities: the desire to “belong” and the “exclusive” association with being a member of a high end resort.  Membership sales are inherently different than the “time sharing” concept on a shareholder and operating company basis, yet provide many similar benefits to the consumer.  The primary difference from an operational and ownership standpoint is that time sharing is focused on the purchaser acquiring an equity stake in the property, while membership sales maintains the equity at the company level and in the hands of the shareholders.  Property use entitlements are similar where each provides minimum property use guarantees.

The Company expects to utilize income generated from membership sales to reduce existing debt associated with each property.  Income from membership sales will compliment income generated by property operations.  If successful with its membership sales program, the Company believes that the resulting cash flow will finance a rapid amortization of the Company’s debt.

PROPERTY

-------

The Company maintains its office premises at 405 Park Avenue, 10th Floor, New York, New York 10022. The premises consist of approximately 1,200 square feet and is subject to a fixed term of five years terminating December 1, 2007. The monthly rental for, fiscal year 2003, fiscal years 2004 through 2006, and fiscal year 207 is $4,858, $5,300, and $7,000 respectively.

MANAGEMENT

----------

The table and information below relates to the Company’s current officers and directors:

Name

Age

Position

Fred W. Jackson, Jr.

54

Chairman and Chief

Executive Officer

James E. Bishop

51

Director

Mark C. Casolo

49

Director

_________________________________________________________________________

Fred W. Jackson, Jr. Mr. Jackson was Chairman and CEO of the CCI-Delaware since its inception in January 2001, and has been Chairman and CEO of the CCI-Delaware since November 18, 2002. From 1997 to the commencement of activities of the Company, Mr. Jackson was a consultant providing financial services to private and public companies.  Jackson has served as CFO and CEO of both private and publicly traded companies, and has extensive management, marketing and sales experience having achieved national recognition at both IBM and ITEL for his marketing ability and performance.

James E. Bishop. Mr. Bishop has been a director of the Company since November 18, 2002. He is the principal of WhiteStar Holdings, LLC and WhiteStar Properties LLC, a real estate brokerage firm specializing in the sale and development of real estate properties which he founded in 2000.  He also is the co-founder of Strategic Hospitality Advisors, LLC, an investment manager specializing in hospitality investments of pension funds and institutions.  Most recently, he was a consultant responsible for the project development, completion and operation of a 1,000 room resort and spa.  From October 1995 through April 2000, he served in various capacities, including as president and chief operating officer, of Janus Hotels and Resorts, Inc., a company publicly traded on NASDAQ Small Cap Market.  During his tenure at Janus, the company experienced significant increases in corporate revenues and shareholders’ equity.

Mark C. Casolo. Mr. Casolo is the Senior Vice President of McGinn, Smith & Co., Inc., a NASD registered broker dealer. Mr. Casolo has been employed by McGinn Smith since 1991, acting initially as Vice President, and since 1996 as Senior Vice President.  Mr. Casolo is head of McGinn Smith’s investment banking and corporate finance activities. He also serves as Chief Operating Officer of Online Capital, Inc. a NASD registered broker dealer, and an entity majority owned by McGinn Smith.

Significant Employees of the Company’s Subsidiary

-------------------------------------------------

The following are significant employees of the Company’s wholly owned subsidiary, CCI Resort Development Corp. (“CCI-Delaware”).

Sumner A. Baye. Mr. Baye is the President of the CCI-Delaware. Baye has over 30 years in the hospitality industry experienced with all aspects of hotel and resort operations. He has held senior executive positions with Sheraton Hotels, American Express Travel Related Services and Rock Resorts (including their five-star properties in Puerto Rico, the British Virgin Islands and the US Virgin Islands). He also has provided consulting services to the industry, representing such prestige clients as Rockefeller Resorts which owns Virgin Gorda in British West Indies; Dorado Beach and Cerromar in Puerto Rico; Caneel Bay in St. John’s; and Mauna Kea, Hawaii, among other. This consulting business was ultimately acquired by American Express Company in 1982. From July 1988 to August 2002, he was the principal of a consulting company, which serviced all aspects of the hospitality industry, reaching several hundred million dollars of hospitality projects.

Anita Diamond Kelley. Ms. Kelley is Vice President of Business Development of CCI-Delaware. Ms. Kelley has in excess of 22 years of experience in membership sales in the private club industry.  From January 2000 to November 2002, Ms. Kelly was Director of Membership Sales for The Club at The Claremont, an exclusive club and resort destination located in Berkley, California. During her tenure, she was responsible for increasing the membership base to near capacity and increased annual revenues by in excess of two million dollars. From 1996 to 1999, she was Vice President of Membership Development-Florida Properties of American Golf Country Clubs, where she was instrumental in increasing initiation fee revenues by in excess of four million dollars at a Florida resort.

EXECUTIVE COMPENSATION

----------------------

The Company does not have written employment agreements with its existing officer, Mr. Fred W. Jackson, Jr. The parties, however, have agreed to certain terms regarding the employment arrangement through fiscal 2003. Mr. Jackson’s annual salary for 2002 (prorated) and 2003 is $125,000. Compensation beyond 2003 will be consistent with other compensation packages in the industry. The parties expect to enter into a definitive employment agreement during the first quarter of 2003.

Effective August 2002, CCI-Delaware entered into a three year employment agreement with its President pursuant to which the officer will be paid an annual salary of $125,000. In addition, the officer is entitled to receive 100,000 shares of common stock on an annual, earn out basis. The agreement may be terminated by either party with advance written notice one year after its effective date. In addition, in November 2002, CCI-Delaware entered into a one year employment agreement with its Vice President of Business Development, pursuant to which the officer will be paid a monthly salary of $14,583 during an initial period of between three to six months. Thereafter, the monthly salary for the employee will be $8,333. In addition, the officer will receive an annual sales incentive of six percent of the total membership sales. The officer also will be entitled to stock options under the plan for an amount equal to 50 shares of the Company’s common stock for each membership sale effected through her efforts. The exercise price and other terms will be as set forth in a stock option plan to be determined by the Company.

The Company's outside directors are compensated at the rate of $1,000 per meeting and are reimbursed for expenses incurred by them in connection with the Company's business. In addition, the Company from time to time expects to establish one or more stock option plans for its employees, officers, directors, and consultants.

CERTAIN TRANSACTIONS

--------------------

In April 2001, the Company, formerly known as Kinship Systems, Inc., a Utah corporation, completed an initial pubic offering of its common stock and raised gross proceeds of $102,750 in connection with the sale of 102,750 shares of common stock.

Effective November 18, 2002, the Company, as Kinship Systems, Inc., entered into a share exchange agreement with Caribbean Clubs International, Inc., a Delaware corporation (“CCI-Delaware”). Pursuant to the agreement, all of the shareholders of CCI-Delaware exchanged their shares for common stock of Kinship on a 1 for 11.8139 ratio (rounded to whole shares). The majority of shareholders of Kinship approved the transaction. As part of that transaction, the then officers and directors of Kinship resigned and were replaced by the Company’s current officers and directors, and Kinship Systems, Inc. changed its name to Caribbean Clubs International, Inc. Thereafter, CCI-Delaware changed its name to CCI Resort Development Corporation, and is a wholly owned subsidiary of the Company.

In connection with the share exchange transaction described above, the Company paid the $30,000 and issued 170,000 shares of its common stock to a third party finder. In addition, the Company agreed to re-purchase from the finder 20,000 of the originally issued stock at a price per share of $2.50 if the Company does not include, on or before March 1, 2003, the 20,000 shares in a registration statement filed with the Securities and Exchange Commission. In addition, the finder was granted “piggyback” registration rights with respect to a portion of its remaining shares.

During November 2002, CCI-Delaware completed a private placement of its common stock pursuant to which it sold 411,000 shares and received $1,282,570 in gross offering proceeds. The 411,000 shares of common stock of CCI-Delaware were converted to 4,855,517 shares of common stick of the Company upon completion of the stock exchange transaction described above. McGinn, Smith & Co., Inc. acted as the placement agent in the offering and received 10% of the gross proceeds as commissions. In addition, McGinn Smith received a common stock purchase warrant to acquire 1,646,580 shares of common stock of the Company. The term of the warrant is five years, and is exercisable at $0.01 per share. McGinn Smith also will act as the placement agent in connection with the sale of the certain securities of the Company on best efforts basis. As consideration, McGinn Smith will receive sales commissions equal to 10%, and a common stock warrant to acquire 500,000 shares of common stock. The terms of the warrant otherwise are identical to the terms of the warrant included in the offering. Upon acquisition of one of the resorts generally described herein, McGinn Smith will receive a finder’s fee of seven percent of purchase price. They also will receive a finder’s fee of five percent of the purchase price on any other resort property acquired by the Company that was introduced by McGinn Smith.

During 2001 and 2002, Fred W. Jackson, Jr., an officer and director of the Company, received 300,000 shares of common stock of CCI-Delaware. The shares were issued in exchange for $66,020 paid by Mr. Jackson and certain other considerations rendered in connection with the formation and development of CCI-Delaware. In connection with the share exchange, Mr. Jackson exchanged all of his CCI-Delaware common stock for 3,544,170 shares of common stock of the Company.

MARKET FOR THE COMPANY’S SECURITIES

-----------------------------------

Prior to the share exchange agreement, the Company’s  common stock has traded on the NASDAQ OTC Bulletin Board since the third quarter of 2001 under the symbol "KSYS". Following the share exchange agreement, on November 26, 2002, the Company’s symbol changed to “CCLB”.

The table below sets forth the high and low bid prices of the common stockof  the Company as reported by NASDAQ.  The quotations  reflect inter-dealer prices, without retail mark-up, mark-down, or commissions  and  may  not  necessarily represent actual transactions.  There is an absence  of an  established trading  market  for  the Company's common stock,  as the market is  limited, sporadic and highly  volatile.  The absence of an active market may  have an effect upon the high  and low  priced as reported.

2001                                  Low Bid    High Bid

3rd Quarter                             1.25        1.75

4th Quarter                             0.50        2.25

2000                                  Low Bid    High Bid

1st Quarter                            $3.50       $4.80

2nd Quarter                             2.25        2.25

3rd Quarter                             7.00        7.00

As of the date of the share exchange, there were 75 shareholders of record of the Company's common  stock.  Although  there  are no restrictions on  the  Company's  ability  to  declare  or pay dividends, the Company has not  declared  or  paid  any  dividends  since its inception' and  does not  anticipate  paying  dividends  in the future.

PENNY STOCK REGULATION

---------------------

The Company's common stock may be deemed a "penny stock" under federal securities laws. The Securities and Exchange Commission has adopted regulations that define a "penny stock" generally to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These regulations impose additional sales practice requirements on any broker/dealer who sell such securities to other than established investors and accredited investors. For transactions covered by this rule, the broker/dealer must make certain suitability determinations and must receive the purchaser's written consent prior to purchase. Additionally, any transaction may require the delivery prior to sale of a disclosure schedule prescribed by the Commission. Disclosure also is required to be made of commissions payable to the broker/dealer and the registered representative, as well as current quotations for the securities.  Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account of the customers and information on the limited market in penny stocks. These requirements generally are considered restrictive to the purchase of such stocks, and may limit the market liquidity for such securities.

FORWARD LOOKING STATEMENTS

--------------------------

Certain of the statements contained in this Form 8-K/A includes "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). All statements other than statements of historical facts included in this Form 8-K/A regarding the Company's financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, and other matters, are forward looking statements. These forward looking statements are based upon management's expectations of future events. Although the Company believes the expectations reflected in such forward looking statements are reasonable, there can be no assurances that such expectations will prove to be correct. Additional statements concerning important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") are disclosed in the Risk Factor section below and elsewhere in this Form 8-K/A. All written and oral forward looking statements attributable to the Company or persons acting on behalf of the Company subsequent to the date of this Form 8-K/A are expressly qualified in their entirety by the Cautionary Statements.

RISK FACTORS

------------

Limited Assets and Limited Operating History.

The Company’s plan of operations is to own and operate and/or manage premium resort properties in the Caribbean, and to sell private memberships to these resort properties. The Company’s operations to date, as it relates to its resort operations, have been limited to raising initial capital to commence its operations, and to identify prospective resort acquisitions/properties for management. Although the Company has entered into negotiations to acquire two resort properties, as of the date hereof, the Company does not own a resort property. The Company’s current assets are limited. The Company will be subject to many risks in attempting to effect its plan of operations.  There can be no assurance that the Company will be successful in its plan of operations by attaining and maintaining profitable operations.  The Company’s ability to achieve profitable operations is dependent upon its ability to raise sufficient capital to conduct its plan of operations, as well as, the success of its membership sales strategy, among other factors.

Failure To Acquire Targeted Properties.

As stated elsewhere herein, the Company is seeking to acquire two resort properties in the Caribbean.. The acquisition terms for these properties have been discussed with the respective owners; however, formal agreements to acquire the properties have not been entered into with the respective owners. No assurances can be given that the Company will be able to successfully acquire the resorts under the negotiated terms discussed herein or on any terms. Moreover, the Company may elect to terminate its existing negotiations regarding these two properties, and seek other properties to acquire.  If the Company is unable to acquire the two targeted resorts for any reason, including the lack of available funds, the Company will be required to seek other resort properties for acquisition. The terms and conditions and economic return regarding such other properties may not be as favorable as these initially targeted properties.

Leveraged Financing.

The Company expects that a combination of cash and other financing will be required to purchase targeted resorts. The Company expects to use the funds from a subsequent offering to pay the cash portion of the purchase price and to leverage the balance of the purchase price through lender or bank financing. It is expected that the leveraged amount will be secured by a mortgage and lien on the assets of the resort property. The Company intends to meet the ongoing financing obligations of the leveraged amount from the operating cash flow of the resort property and from membership sales. No assurances can be given that the income generated from the operations of the Company resort and membership sales will be sufficient to pay the interest and principal of the financed debt.  If a default occurs with respect to such financed debt, the secured party will seek to foreclose upon and take control of, the resort property.

Inability To Sell Memberships.

The Company intends to derive a substantial portion of its revenues through the sale of memberships to its resort properties.  The membership fee is initially targeted to be $25,000. The Company has received limited indications as to the commercial acceptability of its membership program and fees. Moreover, the sale of memberships is subject to several risks including but not limited to: pricing of comparable memberships and time share properties, the perceived value of the membership, the ability of the Company to maintain the property conditions sufficient to attract members, as well as national and international economic conditions.  The inability to sell memberships in sufficient quantities or if the Company is required to reduce its membership fee to attract prospective members, such events will have a material adverse impact the Company’s operations and financial results.

A Downturn In Economic Conditions Could Adversely Affect the Company Financial Results.

The resort industry historically has been subject to substantial cyclical variations, and its business typically relies upon the expenditure of consumer discretionary income. During the past two fiscal years, the US and global economies have experienced a rather significant downturn. Accordingly, any continued downturn, whether real or perceived, in the US and/or global economy or any other uncertainties regarding future economic prospects that affect consumer spending habits could have a material adverse impact on Company’s operations and financial results.

The Real Or Perceived Threats Or Acts Of Terrorism Could Affect Financial Results.

The increased and heightened risk of terrorist activities around the world could affect the Company.  Entertainment and leisure related travel could be impacted by the actual or perceived threat of terrorist activities worldwide, and affect the willingness of a consumer to travel to the Company’s properties which are mostly accessible by some amount of air travel.  A reduced amount of travel particularly during the Company’s limited busy season could materially affect the Company’s operating and financial results.

Weather Related Risks.

Travel to the Company’s targeted resorts, which are planned to be located in the Caribbean, are subject to numerous weather-related risks including hurricanes and tropical storms. Weather related incidents could render a resort inoperable for its prime occupancy period, or could curtail travel or otherwise affect the operating capability of the Company properties.  It is anticipated that a majority of guests will visit the Company resorts from November through May, and unfavorable weather during this period could affect the willingness of guests to travel to the Company’s resorts.

Social And Political Instability. The Caribbean region provides varying degrees of political and social stability.  While the Company will seek to invest in or acquire property in countries that historically have been politically and socially stable, events leading to political or social unrest may not be visible at the time of a property acquisition and could evolve on little or short notice and could adversely impact the Company’s the value of the Company’s assets and its operations.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENTS.

  Not Applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following are (i) the financial statements of the Company for the periods indicated therein, and (ii) the proforma financial statements of the Company for the periods indicated therein to reflect the stock exchange agreement described herein above.

Member of AICPA Division of Firms

Member of SECPS

#

CARIBBEAN CLUBS INTERNATIONAL, INC. AND SUBSIDIARY

(A Development Stage Company)

INDEX TO FINANCIAL STATEMENTS

Page

Pro Forma Financial Information

F-1

Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2002 (Unaudited)

F-2

Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2001 (Unaudited)

F-2

Caribbean Clubs International, Inc. and Subsidiary

Report of Independent Certified Public Accountants

F-3

Consolidated Balance Sheets as of December 31, 2002 and 2001

F-4

Consolidated Statements of Operations for

t he Year Ended

  December 31, 2002,

 for the Period from January 11, 2001 (Date of Inception) through December 31, 2001 , and for the Period J anuary 11, 2001 (Date of Inception) through December 31 ,

  2002

F-5

Consolidated Statements of Stockholders’ Equity (Deficit) for the Period from J anuary 11, 2001 (Date of Inception) through December 31, 2001 and for   the Year Ended December

31, 2002

F-6

Consolidated Statements of Cash Flows for the Year Ended December 31, 200 2, for the period January 11, 2001 (Date of Inception) through December 31, 2001 and for the Period from

 J anuary 11, 2001 (Date of Inception) through December 31, 200 2

F-7

Notes to Consolidated Financial Statements

F-8

Member of AICPA Division of Firms

Member of SECPS

#

CARIBBEAN CLUBS INTERNATIONAL, INC. AND SUBSIDIARY

(A Development Stage Company)

PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED)

On November 18, 2002, Caribbean Clubs International, Inc. (“CCI”) and Kinship Systems, Inc. (“Kinship”) entered into an agreement whereby all of the shareholders of CCI exchanged their shares for common stock of Kinship on a 1 for 11.8139 ratio (rounded to whole shares). As part of that transaction, the then officers and directors of Kinship resigned and were replaced by the officers and directors of CCI, and Kinship Systems, Inc. changed its name to Caribbean Clubs International, Inc. (“Company”). Thereafter, CCI made application with the State of Delaware to changed its name to CCI Resort Development Corporation, and is a wholly owned subsidiary of the Company.

The share exchange agreement was adopted by the unanimous consent of the Board of Directors of both Kinship and CCI. The transaction also was approved by the majority of shareholders of Kinship.

Immediately prior to the share exchange, Kinship had 1,492,750 shares of common stock issued and outstanding. In connection with the share exchange, Kinship issued 9,226,656 shares of its common stock to the shareholders of CCI. Upon effectiveness of the share exchange, Kinship had 10,719,406 shares of common stock outstanding.

Prior to the merger, CCI had 781,000 shares of common stock issued and outstanding, which were exchanged for 9,226,656 shares of common stock of Kinship.

The shareholders of CCI received all voting rights in the combined entity, and, therefore, CCI was the acquiring entity for accounting purposes. The reverse acquisition of Kinship was accounted for as the purchase of assets and the assumption of liabilities recorded at the fair value of the assets acquired and liabilities assumed. The accompanying pro forma condensed consolidated statements of operations have been prepared as if the acquisition had occurred as of the beginning of the periods presented.

The pro forma financial data is presented for informational purposes only and may not be indicative of the future results of operations or the results of operations that would have been realized had these transactions taken place on the dates indicated.

The pro forma adjustment to general and administrative expenses in the amount of $2,308 for the year ended December 31, 2002 represent expenses of Caribbean Clubs International, Inc. that were paid subsequent to November 18, 2002. These expenses were included in both Caribbean Clubs International, Inc. and Resort Development Corporation.

F-1

Member of AICPA Division of Firms

Member of SECPS

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CARIBBEAN CLUBS INTERNATIONAL, INC. AND SUBSIDIARY

(A Development Stage Company)

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	FOR THE YEAR ENDED DECEMBER 31, 2002
	Resort Development	Caribbean Clubs	Pro Forma	Pro Forma
	Corporation	Intenational, Inc.	Adjustments	Results
Revenue	$ -	$ -	$ -	$ -

Net loss on sale of marketable securities	-	1,553	-	1,553

General and administrative expenses	601,486	34,074	(2,308)	633,252

Loss from Operations	(601,486)	(35,627)	2,308	(634,805)

Interest and dividend income	1,634	1,505	-	3,139

Net Loss	$ (599,852)	$ (34,122)	$ 2,308	$ (631,666)

Basic and Diluted Loss per Share				$ (0.12)

Weighted Average Number of Common
Shares Outstanding				5,082,796

	FOR THE YEAR ENDED DECEMBER 31, 2001
	Caribbean Clubs	Kinship
	International, Inc.	Systems, Inc.
	(Now Resort	(Now
	Development	Caribbean Clubs
	Corporation, A	International, Inc.	Pro Forma	Pro Forma
	Delaware	A Utah
	Corporation)	Corporation)	Adjustments	Results
Revenue	$ -	$ 866	$ -	$ -

Net loss on sale of marketable securities	-	-	-	-

General and administrative expenses	1,090	29,305	-	30,395

Loss from Operations	(1,090)	(30,171)	-	(30,395)

Interest and dividend income	-	1,830	-	1,830

Net Loss	$ (1,090)	$ (28,341)	$ -	$ (28,565)

Basic and Diluted Loss per Share				$ (0.02)
Weighted Average Number of Common
Shares Outstanding				1,458,969

F-2

Member of AICPA Division of Firms

Member of SECPS

#

HANSEN, BARNETT & MAXWELL

(801) 532-2200

A Professional Corporation

Fax (801) 532-7944

CERTIFIED PUBLIC ACCOUNTANTS

5 Triad Center, Suite 750

Salt Lake City, Utah 84180

www.hbmcpas.com

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and the Shareholders

Caribbean Clubs International, Inc.

We have audited the accompanying consolidated balance sheets of Caribbean Clubs International, Inc. and subsidiary (a development stage company) as of December 31, 2002 and 2001 and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2002 and for the period from January 11, 2001 (date of inception) through December 31, 2001 and for the period from January 11, 2001 (date of inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Caribbean Clubs International, Inc. and subsidiary as of December 31, 2002 and 2001 and the results of their operations and their cash flows for the year ended December 31, 2002 and for the period from January 11, 2001 (date of inception) through December 31, 2001, and for the period from January 11, 2001 (date of inception) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred losses since inception and has an accumulated deficit. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Hansen, Barnett & Maxwell

HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah

January 18, 2003

F-3

Member of AICPA Division of Firms

Member of SECPS

#

CARIBBEAN CLUBS INTERNATIONAL, INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	2002	2001
ASSETS

Current Assets
Cash	$ 631,112	$ 1,110
Deposits	17,700	-
Total Current Assets	648,812	1,110

Total Assets	$ 648,812	$ 1,110

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accrued expenses	$ 29,693	$ -
Total Current Liabilities	29,693	-

Stockholders' Equity
Common stock - no par value; 50,000,000 shares
authorized; 10,719,411 shares and 0 shares outstanding	1,220,061	2,200
Deficit accumulated during the development stage	(600,942)	(1,090)
Total Stockholders' Equity	619,119	1,110

Total Liabilities and Stockholders' Equity	$ 648,812	$ 1,110

F-4

The accompanying notes are an integral part of these financial statements.

#

CARIBBEAN CLUBS INTERNATIONAL, INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

		For the period	For the period
		January 11, 2001	January 11, 2001
		(Date of Inception)	(Date of Inception)
	For the Year Ended	through	through
	December 31, 2002	December 31, 2001	December 31, 2002
Revenue	$ -	$ -	$ -

General and administrative expenses	601,486	1,090	602,576

Loss from Operations	(601,486)	(1,090)	(602,576)

Interest income	1,634	-	1,634

Net Loss	$ (599,852)	$ (1,090)	$ (600,942)

Basic and Diluted Loss per Share	$ (0.12)	$ (0.00)	$ (0.19)

Weighted Average Number of Common
Shares Outstanding	4,857,262	1,341,112	3,126,084

F-5

The accompanying notes are an integral part of these financial statements.

#

CARIBBEAN CLUBS INTERNATIONAL, INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

			Accumulated
			During the	Total
	Common Stock		Development	Stockholders'
	Shares	Amount	Stage	Equity

Balance, January 11, 2001 (Date of
Inception)	-	$ -	$ -	$ -

Capital contribution by officer	-	2,200	-	2,200

Net loss for the period from
January 11, 2002 (date of inception)
through December 31, 2001	-	-	(1,090)	(1,090)

Balance, December 31, 2001	-	2,200	(1,090)	1,110

Shares issued for cash and services,
$0.02 per share	3,839,518	71,520	-	71,520

Shares issued for cash, $0.26 per share,
net of deferred offering costs of $148,937	4,855,517	1,133,633	-	1,133,633

Shares issued for services, $0.26 per share	531,626	140,400	-	140,400

Acquisition of Kinship Systems, Inc,
$(0.09) per share	1,492,750	(127,692)	-	(127,692)

Net loss	-	-	(599,852)	(599,852)

Balance, December 31, 2002	10,719,411	$ 1,220,061	$ (600,942)	$ 619,119

F-6

The accompanying notes are an integral part of these financial statements.

#

CARIBBEAN CLUBS INTERNATIONAL, INC. AND SUBSIDIARY

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

		January 11, 2001	January 11, 2002
		(Date of Inception)	(Date of Inception)
	For the Year Ended	through	through
	December 31, 2002	December 31, 2001	December 31, 2002
Cash Flows From Operating Activities
Net loss	$ (599,852)	$ (1,090)	$ (600,942)
Adjustments to reconcile net loss to net cash
from operating activities
Issuance of common stock for services	145,900	-	145,900
Deposits	(17,700)	-	(17,700)
Accrued expenses	29,693	-	29,693

Net Cash Used in Operating Activities	(441,959)	(1,090)	(443,049)

Cash Flows from Investing Activities:	-	-	-

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	1,348,626	-	1,348,626
Cash paid for offering costs	(148,973)	-	(148,973)
Contribution of capital with no issuance of shares	-	2,200	2,200
Net fair value of assets and liabilities
acquired from Kinship	(127,692)	-	(127,692)

Net Cash Provided by Financing Activities	1,071,961	2,200	1,074,161

Net Increase in Cash and Cash Equivalents	630,002	1,110	631,112

Cash and Cash Equivalents, Beginning of Period	1,110	-	-

Cash and Cash Equivalents, End of Period	$ 631,112	$ 1,110	$ 631,112

F-7

The accompanying notes are an integral part of these financial statements.

#

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Organization and Nature of Business – The Company was incorporated in Utah on February 1, 2000 under the name of Kinship Communications, Inc.  The name was subsequently changed as of March 2, 2000 to Kinship Systems, Inc. On May 4, 2000, Kinship entered into a product distribution agreement with ProSource Software to distribute a vehicle accident analysis and reconstruction software to municipalities. In April 2001, the Company completed an initial pubic offering of its common stock and raised gross proceeds of $102,750 in connection with the sale of 102,750 shares of common stock.  Due to the events of September 11, the Company believed that municipalities became more focused on homeland security issues, and became less interested in a ProSource type software product. Existing management made a determination to terminate its efforts to sell the ProSource software, and, in the beginning of fiscal 2002, existing management pursued various potential merger, acquisition, or new business opportunities for the Company.

In this regard, effective November 18, 2002, the Company entered into a share exchange agreement with Caribbean Clubs International, Inc., a Delaware corporation (“CCI-Delaware”). Pursuant to the agreement, all of the shareholders of CCI-Delaware exchanged their shares for common stock of Kinship on a 1 for 11.8139 ratio (rounded to whole shares). The transaction was approved by the majority of shareholders of Kinship. As part of that transaction, the then officers and directors of Kinship resigned and were replaced by the Company’s current officers and directors, and Kinship Systems, Inc. changed its name to Caribbean Clubs International, Inc. On November 21, 2002, CCI-Delaware changed its name to CCI Resort Development Corporation, and is a wholly owned subsidiary of the Company. CCI-Delaware was incorporated in the State of Delaware on January 11, 2001.

CCI received approximately 86% of the voting rights in the combined entity; therefore, in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” CCI was determined to be the acquiring entity. As a result, the effect of the Acquisition Agreement, for financial reporting purposes, was the reorganization of CCI at the historical cost of its assets and liabilities in a manner similar to a stock split. The accompanying financial statements reflect the operations of CCI for all periods presented and have been restated to reflect the common shares issued in the reorganization as though they had been issued on the dates capital was contributed to CCI.

Since Kinship was in the development stage at the date of the Acquisition Agreement and had not commenced planned principal operations, Kinship was not considered a business, in accordance with EITF 98-3, “Determining Whether a Nonmonetary Transaction Involves Receipt of Productive Assets or of a Business.” Accordingly, the 1,492,750 common shares that remained outstanding were accounted for as issued on November 18, 2002 in exchange for the assets and liabilities of Kinship and were recorded at the fair value of the assets and liabilities on November 18, 2002. At the date of acquisition, the estimated fair value of the assets acquired and liabilities assumed was as follows: $32,308 of cash and $160,000 of liabilities. The results of

Kinship’s operations have been included in the accompanying financial statements from November 18, 2002.

Consolidation – The accompanying consolidated financial statements include the accounts and transactions of CCI for all periods presented and the accounts and transactions of Kinship (now Caribbean Clubs International, Inc.) from the date of its acquisition. Intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Business Condition – The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements for the period from January 11, 2001 (date of inception) through December 31, 2002, the Company earned only nominal revenue and incurred a net loss of $592,275. The lack of operations and the loss from operations raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or the amount and classification of liabilities which might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flows to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain successful operations. The Company’s management intends to raise additional equity capital for operations and to begin acquiring and operating resort properties in the Caribbean. There is no assurance additional capital will be obtained.

Cash and Cash Equivalents – Cash and cash equivalents include highly liquid debt investments with original maturities of three months or less, readily convertible to known amounts of cash. At December 31, 2002 the Company had cash in excess of federally insured limits.

Deferred Offering Costs – The Company capitalizes direct costs associated with the acquisition of equity financing which are netted against the actual equity proceeds.

Income Taxes — The Company recognizes the amount of income taxes payable or refundable for the current year and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement amounts of certain assets and liabilities and their respective tax bases. Deferred tax assets and deferred liabilities are measured using enacted tax rates expected to apply to taxable income in the years those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance to the extent that uncertainty exists as to whether the deferred tax assets will ultimately be realized.

Basic and Diluted Loss Per Share — Basic loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period.  Diluted loss per share is calculated to give effect to potentially issuable common shares except during loss periods when those potentially issuable common shares would increase income or decrease loss per common share. At December 31, 2002, there were 1,646,580 potentially issuable shares.

#

NOTE 2 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 50,000,000 common shares with no par value.

On June 30, 2002 and July 19, 2002, the Company issued a total of 3,839,518 common shares to the Company’s president and its attorney in consideration for $71,520 cash and services rendered in conjunction with the formation of the Company. These services were valued at the same price as the shares issued for cash ($0.02 per share).

From August to October 2002, the Company issued 4,855,517 common shares (post acquisition) in conjunction with a private placement for $1,133,633 net of offering costs of $148,937.

On October 29, 2002, the Company issued 531,626 common shares as compensation for services valued at $0.26 per share, which resulted in recognition of $140,400 in consulting fees.

The Company recorded the acquisition of Kinship by reflecting the 1,492,750 shares of Kinship common stock outstanding on November 18, 2002 at the fair value of the assets and liabilities of Kinship. The estimated fair value of the assets acquired and liabilities assumed was as follows: $32,308 of cash and $160,000 of liabilities. The liabilities of $160,000 represent a $30,000 finder’s fee and a payment of $130,000 owed to the founders of Kinship.

NOTE 3 – WARRANTS AND COMMITMENTS

In connection with the private placement of common stock from August to October 2002, the Company issued warrants to McGinn, Smith & Co., Inc., a registered broker dealer, to purchase 13% of the fully diluted common shares of the Company payable on a pro rata basis on the date of the closing (1,646,580 shares). The warrants have a five-year term and are exercisable at $0.01 per share.

On October 19, 2002, the Company entered into an agreement relating to a private placement of mortgage bonds to occur some time in 2003. Concurrent with the consummation of the offering, the Company agreed to issue to McGinn, Smith & Co., Inc. warrants to purchase 500,000 shares of common stock. The warrants have a five-year term and are exercisable at a 50% discount to the common share price on the date of the closing of the private placement.

In addition, the Company has agreed to pay a fee to McGinn Smith & Co., Inc., as a finder, of five to seven percent of the purchase price on any resort property acquired by the Company that was introduced by the finder.

As part of the reverse acquisition of Kinship, the Company agreed to re-purchase 20,000 of the originally issued stock at a price per share of $2.50 if the Company does not include, on or before March 1, 2003, the 20,000 shares in a registration statement filed with the Securities and Exchange Commission.

Effective August 2002, the Company’s subsidiary entered into a three year employment agreement with its president pursuant to which the officer will be paid an annual salary of $125,000. In addition, the officer is entitled to receive 100,000 shares of common stock on an annual, earn out basis. At December 31, 2002, the Company accrued four months of compensation to the officer in the amount of $8,667 pursuant to shares to be issued based upon the fair value of the Company’s common stock. The agreement may be terminated by either party with advance written notice one year after its effective date.

In November 2002, the Company’s subsidiary entered into a one year employment agreement with its Vice President of Business Development, pursuant to which the officer will be paid a monthly salary of $14,583 for the initial interim period. In addition, after the initial interim period her salary will be reduced to $8,333 per month with an annual sales incentive of six percent of the total membership sales. The interim period will be not less than three months and no more than six months.  The officer also will be entitled to stock options under the plan for an amount equal to 50 shares of the Company’s common stock for each membership sale effected through her efforts. The exercise price and other terms will be as set forth in a stock option plan to be determined by the Company.

NOTE 4 – OPERATING LEASE

In November 2002, the Company entered into a five-year operating lease for office space. The lease was effective December 1, 2002. Under terms of the lease, the Company will pay $5,300 per month through May 2008. The Company incurred rent expense of $80,989 during the year ended December 31, 2002. The future minimum payments under this lease as of December 31, 2002 are as follows:

Year Ending

December 31,

2003

$

58,300

2004

63,600

2005

63,600

2006

63,600

Thereafter

84,800

$

206,700

NOTE 5 – INCOME TAXES

The Company has paid no federal or state income taxes since its incorporation.  As of December 31, 2002, the Company had net operating loss carry forwards for federal income tax reporting purposes of $562,587 which, if unused, will expire in 2022. Principal temporary differences relate to net operating loss carry forwards. The net deferred tax asset consists of the following at December 31, 2002 and 2001:

December 31,

December 31,

2002

2001

Deferred tax asset – operating loss carryforwards

$

220,893

$

407

Valuation allowance

(220,893)

(407)

Total Deferred Income Tax Assets

$

—

$

—

The following is a reconciliation of the income tax computed using the federal statutory rate to the provision for income taxes:

December 31,

December 31,

2002

2001

Tax at federal statutory rate (34%)

$

(200,996)

$

(371)

State benefit, net of federal tax

(19,490)

(36)

Change in valuation allowance

220,486

407

Provision for Income Taxes

$

—

$

—

ITEM 8.  CHANGE IN FISCAL YEAR

  Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.

  Not Applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CARIBBEAN CLUBS INTERNATIONAL, INC.

Date: February 4, 2003

                                        /s/ Fred w. Jackson, Jr.

                                        Fred W. Jackson, Jr.

                                        President

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